UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 6, 2004

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2160 SATELLITE BLVD., SUITE 200, DULUTH, GEORGIA	30097

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 495-5100

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 6, 2004, Roper Industries, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the "Merger Agreement") with TransCore Holdings, Inc., a Delaware corporation ("TransCore"), pursuant to which the Company will acquire TransCore by merging a wholly owned subsidiary of the Company with and into TransCore, with TransCore continuing as the surviving corporation of the merger and a wholly owned subsidiary of the Company. The aggregate purchase price is $600 million, approximately $10 million of which is payable by issuance of Company stock options in exchange for certain TransCore stock options and approximately $590 million of which is payable in cash. The aggregate purchase price is subject to certain adjustments as set forth in the Merger Agreement including a net working capital adjustment.

There are no material relationships between TransCore and the Company or any of its affiliates, other than in respect of the Merger Agreement.

The merger is expected to close during the fourth quarter of 2004. Consummation of the Merger Agreement is subject to approval by regulatory authorities and certain other conditions set forth in the Merger Agreement. The merger is not conditioned upon receipt of financing by the Company.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7.01     REGULATION FD DISCLOSURE

As described in Item 1.01, on October 6, 2004, the Company entered into a Merger Agreement with TransCore, pursuant to which the Company will acquire TransCore by merging a wholly owned subsidiary of the Company with and into TransCore, with TransCore continuing as the surviving corporation of the merger and a wholly owned subsidiary of the Company. On October 6, 2004, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

      Not Applicable

(b) Pro Forma Financial Statements

      Not Applicable

(c) Exhibits

      2.1   Agreement and Plan of Merger, dated as of October 6, 2004, by and between Roper Industries, Inc. and Transcore Holdings, Inc.

      99.1   Press Release issued October 6, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

(Registrant)

BY: /s/ Brian D. Jellison

Brian D. Jellison, Chairman of the Board, President, Chief Executive Officer	Date: October 6, 2004

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 6, 2004, by and between Roper Industries, Inc. and Transcore Holdings, Inc.

99.1	Press Release issued October 6, 2004